TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
COMPUTATION OF PRO-FORMA ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	September 30,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2014	2014	2014	2013	2013	2013	2013

Net income (loss) attributed to Vector Group Ltd.	$86,495	$14,879	$7,925	$2,580	$64,005	$(36,891)	$13,511	$(1,681)
Interest expense	156,772	44,034	44,183	35,453	33,102	33,583	32,086	33,376
Income tax expense (benefit)	52,983	11,964	6,101	2,942	34,082	(18,969)	10,017	(335)
Net income attributed to non-controlling interest	10,629	4,826	5,106	949	(252)	—	—	—
Depreciation and amortization	23,225	6,045	5,462	7,092	4,626	2,772	2,637	2,596
EBITDA	$330,104	$81,748	$68,777	$49,016	$135,563	$(19,505)	$58,251	$33,956
Change in fair value of derivatives embedded within convertible debt (a)	(18,083)	(7,127)	(1,970)	1,650	(10,636)	(2,800)	(2,450)	(3,049)
Equity (gain) loss on long-term investments (b)	(2,758)	(829)	273	(906)	(1,296)	53	(846)	23
Loss (gain) on sale of investment securities available for sale	(4)	(33)	18	53	(42)	99	197	(5,406)
Equity income real estate ventures (c)	(4,153)	(3,258)	1,808	(1,552)	(6,151)	(9,489)	(6,804)	(481)
Loss on extinguishment of debt	—	—	—	—	—	—	—	21,458
Acceleration of interest expense related to debt conversion	17,526	994	439	3,679	12,414	—	—	—
Stock-based compensation expense (d)	2,613	1,040	464	523	586	678	686	569
Litigation settlement and judgment expense (e)	1,918	225	—	1,500	193	87,913	—	—
Impact of MSA Settlement (f)	(2,279)	—	(1,419)	—	(860)	(4,016)	(1,345)	(5,602)
Gain on acquisition of Douglas Elliman	(60,842)	—	—	—	(60,842)	—	—	—
Reclassification of EBITDA as a result of the consolidation of Douglas Elliman (g)	13,804	—	—	—	13,804	18,359	13,554	923
Purchase accounting adjustments	1,013	407	367	239	—	—
Other, net	(10,566)	(2,466)	(3,575)	(2,126)	(2,399)	(2,871)	(1,471)	(809)
Pro-forma Adjusted EBITDA	$268,293	$70,701	$65,182	$52,076	$80,334	$68,421	$59,772	$41,582
Pro-forma Adjusted EBITDA attributed to non-controlling interest	(17,324)	(5,660)	(5,712)	(2,242)	(4,060)	(5,399)	(3,986)	(271)
Pro-forma Adjusted EBITDA attributed to Vector Group Ltd.	$250,969	$65,041	$59,470	$49,834	$76,274	$63,022	$55,786	$41,311

Pro-forma Adjusted EBITDA by Segment
Tobacco	$207,462	$56,097	$53,273	$46,915	$51,746	$53,849	$49,323	$43,948
E-cigarettes	(7,559)	(2,910)	(3,765)	(425)	(459)	(560)	—	—
Real Estate (h)	80,572	19,369	18,890	9,330	32,983	17,447	13,299	1,137
Corporate and Other	(12,182)	(1,855)	(3,216)	(3,744)	(3,936)	(2,315)	(2,850)	(3,503)
Total	$268,293	$70,701	$65,182	$52,076	$80,334	$68,421	$59,772	$41,582

Pro-forma Adjusted EBITDA Attributed to Vector Group by Segment
Tobacco	$207,462	$56,097	$53,273	$46,915	$51,746	$53,849	$49,323	$43,948
E-cigarettes	(7,559)	(2,910)	(3,765)	(425)	(459)	(560)	—	—
Real Estate (i)	63,248	13,709	13,178	7,088	28,923	12,048	9,313	866
Corporate and Other	(12,182)	(1,855)	(3,216)	(3,744)	(3,936)	(2,315)	(2,850)	(3,503)
Total	$250,969	$65,041	$59,470	$49,834	$76,274	$63,022	$55,786	$41,311

a.	Represents income or losses recognized from changes in the fair value of the derivatives embedded in the Company's convertible debt.

b.	Represents income or losses recognized on long-term investments that the Company accounts for under the equity method.

c.	Represents equity income recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

d.	Represents amortization of stock-based compensation.

e.	Represents accrual for a settlement of an Engle progeny judgment.

f.	Represents the Company's tobacco business's settlement of a long-standing dispute related to the Master Settlement Agreement.

g.
Represents EBITDA of Douglas Elliman Realty, LLC for all periods before December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty, LLC in its financial statements.  The Company had previously accounted for its interest in Douglas Elliman Realty, LLC under the equity method, and operating income as well as depreciation and amortization expense from Douglas Elliman Realty, LLC, were not included in the Company's Adjusted EBITDA.

h.
Includes $57,699 of Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC for the twelve months ended September 30, 2014 and $20,749, $16,156, $7,625, $13,169, $18,395, $13,465, and $681 of Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC's entire Pro-forma Adjusted EBITDA.

i.
Includes $40,730 of Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC, less non-controlling interest, for the twelve months ended September 30, 2014 and $14,646, $11,404, $5,383, $9,297, $12,996, $9,479, and $410 of Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC less non-controlling interest for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively. Amounts reported in this footnote have adjusted Douglas Elliman Realty, LLC's Pro-forma Adjusted EBITDA for non-controlling interest.

TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
COMPUTATION OF PRO-FORMA ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)
Continued

	Year Ended December 31,
	2013	2012	2011	2010

Net income attributed to Vector Group Ltd.	$38,944	$30,622	$75,020	$54,084
Interest expense	132,147	110,102	100,706	84,096
Income tax expense	24,795	23,095	48,137	31,486
Net income (loss) attributed to non-controlling interest	(252)	—	—	—
Depreciation and amortization	12,631	10,608	10,607	10,790
EBITDA	$208,265	$174,427	$234,470	$180,456
Change in fair value of derivatives embedded within convertible debt (a)	(18,935)	7,476	(7,984)	(11,524)
Gain on liquidation of long-term investments	—	—	(25,832)	—
Equity (gain) loss on long-term investments (b)	(2,066)	1,261	859	(1,489)
Gain on sale of investment securities available for sale	(5,152)	(1,640)	(23,257)	(19,869)
Equity income from real estate ventures (c)	(22,925)	(29,764)	(19,966)	(23,963)
Gain on sale of townhomes	—	—	(3,843)	—
Loss on extinguishment of debt	21,458	—	1,217	—
Acceleration of interest expense related to debt conversion	12,414	14,960	—	—
Stock-based compensation expense (d)	2,519	5,563	3,183	2,704
Litigation settlement and judgment expense (e)	88,106	—	—	19,161
Impact of MSA Settlement (f)	(11,823)	—	—	—
Gain on acquisition of Douglas Elliman	(60,842)	—	—	—
Reclassification of EBITDA as a result of the consolidation of Douglas Elliman (g)	46,640	31,558	30,991	44,778
Other, net	(7,550)	(1,179)	(1,736)	(1,508)
Pro-forma Adjusted EBITDA	$250,109	$202,662	$188,102	$188,746
Pro-forma Adjusted EBITDA attributed to non-controlling interest	(13,717)	(9,281)	(9,114)	(13,169)
Pro-forma Adjusted EBITDA attributed to Vector Group Ltd.	$236,392	$193,381	$178,988	$175,577

Pro-forma Adjusted EBITDA by Segment
Tobacco	$198,866	$185,798	$173,721	$157,528
E-cigarettes	(1,019)	—	—	—
Real Estate (h)	64,866	29,959	29,388	44,445
Corporate and Other	(12,604)	(13,095)	(15,007)	(13,227)
Total	$250,109	$202,662	$188,102	$188,746

Pro-forma Adjusted EBITDA Attributed to Vector Group by Segment
Tobacco	$198,866	$185,798	$173,721	$157,528
E-cigarettes	(1,019)	—	—	—
Real Estate (i)	51,149	20,678	20,274	31,276
Corporate and Other	(12,604)	(13,095)	(15,007)	(13,227)
Total	$236,392	$193,381	$178,988	$175,577

a.	Represents income or losses recognized from changes in the fair value of the derivatives embedded in the Company's convertible debt.

b.	Represents income or losses recognized on long-term investments that the Company accounts for under the equity method.

c.	Represents equity income recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

d.	Represents amortization of stock-based compensation.

e.	Represents accrual for a settlement of an Engle progeny judgment.

f.	Represents the Company's tobacco business's settlement of a long-standing dispute related to the Master Settlement Agreement.

g.
Represents EBITDA of Douglas Elliman Realty, LLC for all periods prior to December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty, LLC in its financial statements.  The Company had previously accounted for its interest in Douglas Elliman Realty, LLC under the equity method, and operating income as well as depreciation and amortization expense from Douglas Elliman Realty, LLC, were not included in the Company's Adjusted EBITDA.

h.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC of $54,739 for the last twelve months ended June 30, 2014 and $45,710, $30,910, $30,991 and $44,778 for the years ended December 31 2013, 2012, 2011, and 2010, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC's entire Pro-forma Adjusted EBITDA.

i.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC less non-controlling interest of $38,463 for the last twelve months ended June 30, 2014 and $31,993, $21,629, $21,877 and $31,609 for the years ended December 31 2013, 2012, 2011, and 2010, respectively. Amounts reported in this footnote have adjusted Douglas Elliman Realty, LLC's Pro-forma Adjusted EBITDA for non-controlling interest.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2014	2014	2013	2013	2013	2013

Net income (loss) attributed to Vector Group Ltd.	$14,879	$7,925	$2,580	$64,005	$(36,891)	$13,511	$(1,681)

Acceleration of interest expense related to debt conversion	994	439	3,679	12,414	—	—	—
Change in fair value of derivatives embedded within convertible debt	(7,127)	(1,970)	1,650	(10,636)	(2,800)	(2,450)	(3,049)
Non-cash amortization of debt discount on convertible debt	14,581	14,691	12,456	10,946	9,620	8,464	7,348
Loss on extinguishment of 11% Senior Secured Notes due 2015	—	—	—	—	—	—	21,458
Litigation settlement and judgment expense (a)	225	—	1,500	193	87,913	—	—
Impact of MSA Settlement (b)	—	(1,419)	—	(860)	(4,016)	(1,345)	(5,602)
Interest income from MSA Settlement (c)	—	—	—	—	(1,971)	—	—
Gain on acquisition of Douglas Elliman Realty, LLC (c)	—	—	—	(60,842)	—	—	—
Adjustment to reflect additional 20.59% of net income from Douglas Elliman Realty, LLC (d)	—	—	—	2,467	3,500	2,571	19
Out-of-period adjustment related to Douglas Elliman acquisition in 2013 (e)	—	—	(1,231)	—	—	—	—
Douglas Elliman Realty, LLC purchase accounting adjustments (f)	1,252	1,223	2,356	1,165	—	—	—
Total adjustments	9,925	12,964	20,410	(45,153)	92,246	7,240	20,174

Tax expense related to adjustments	(4,104)	(5,360)	(8,440)	18,332	(37,445)	(2,947)	(7,407)
Adjustments to income tax expense due to purchase accounting (g)	1,305	—	—	—	—	—	—

Pro-forma Adjusted Net Income attributed to Vector Group Ltd.	$22,005	$15,529	$14,550	$37,184	$17,910	$17,804	$11,086

Per diluted common share:

Pro-forma Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.21	$0.15	$0.14	$0.35	$0.18	$0.18	$0.11

a. Represents accrual for a settlement of an Engle progeny judgment.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.	Represents interest income on the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

d.
Represents 20.59% of Douglas Elliman Realty LLC's net income in the respective 2013 periods. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company includes an additional 20.59% of Adjusted Net Income from Douglas Elliman Realty, LLC in the Company's Adjusted Net Income.

e.
Represents an out-of-period adjustment related to a non-accrual of a receivable from Douglas Elliman in the fourth quarter of 2013 and would have increased the Company’s gain on acquisition of Douglas Elliman in 2013.

f.
Represents 70.59% of one-time purchase accounting adjustments to fair value for assets acquired in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC on December 13, 2013.

g.
Represents adjustments to income tax expense due to a change in the Company's marginal income tax rate from 40.6% to 41.35% as a result of its acquisition of 20.59% of Douglas Elliman Realty, LLC on December 13, 2013.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)
Continued

	Year Ended December 31,
	2013	2012	2011	2010

Net income attributed to Vector Group Ltd.	$38,944	$30,622	$75,020	$54,084

Acceleration of interest expense related to debt conversion	12,414	14,960	1,217	—
Change in fair value of derivatives embedded within convertible debt	(18,935)	7,476	(7,984)	(11,524)
Non-cash amortization of debt discount on convertible debt	36,378	18,016	10,441	6,967
Loss on extinguishment of 11% Senior Secured Notes due 2015	21,458	—	—	—
Litigation settlement and judgment expense (a)	88,106	—	—	19,161
Impact of MSA Settlement (b)	(11,823)	—	—	—
Interest income from MSA Settlement (c)	(1,971)	—	—	—
Gain on acquisition of Douglas Elliman Realty, LLC (d)	(60,842)	—	—	—
Adjustment to reflect additional 20.59% of net income from Douglas Elliman Realty, LLC (e)	8,557	5,947	5,811	8,509
Douglas Elliman Realty, LLC purchase accounting adjustments (f)	1,165	—	—	—
Gain on liquidation of long-term investments	—	—	(25,832)	—
Gain on townhomes	—	—	(3,843)	—
Total adjustments	74,507	46,399	(20,190)	23,113

Tax (expense) benefit related to adjustments	(29,467)	(19,332)	8,197	(9,384)

Pro-forma Adjusted Net Income attributed to Vector Group Ltd.	$83,984	$57,689	$63,027	$67,813

Per diluted common share:

Pro-forma Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.85	$0.61	$0.68	$0.73

a. Represents accrual for a settlement of an Engle progeny judgment.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.	Represents interest income from the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

d.	Represents gain associated with the increase of ownership of Douglas Elliman Realty, LLC.

e.
Represents 20.59% of Douglas Elliman Realty LLC's net income from January 1, 2013 to December 13, 2013 and the years ended December 31, 2012, 2011, and 2010. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company includes an additional 20.59% of Adjusted Net Income from Douglas Elliman Realty, LLC in the Company's Adjusted Net Income.

f.
Amounts represents 70.59% of one-time purchase accounting adjustments to fair value for assets acquired in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC on December 13, 2013.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
COMPUTATION OF NEW VALLEY LLC PRO-FORMA ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Three Months Ended
	September 30,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2014	2014	2014	2014	2013	2013	2013	2013

Net income attributed to Vector Group Ltd. from subsidiary non-guarantors (a)	$67,947	$8,202	$6,234	$3,225	$50,286	$5,052	$3,763	$321
Interest expense (a)	44	3	3	34	4	3	3	4
Income tax expense (a)	49,814	6,630	5,249	3,541	34,394	3,493	2,625	228
Net income (loss) attributed to non-controlling interest (a)	10,881	4,826	5,106	949	(252)	—	—	—
Depreciation and amortization	11,690	2,740	2,622	4,347	1,981	160	152	128
EBITDA	$140,376	$22,401	$19,214	$12,096	$86,413	$8,708	$6,543	$681
Income from non-guarantors other than New Valley	187	21	47	18	36	36	43	16
Equity income real estate ventures (b)	(9,153)	(3,258)	1,808	(1,552)	(6,151)	(9,489)	(6,804)	(481)
Gain on acquisition of Douglas Elliman	(60,842)	—	—	—	(60,842)	—	—	—
Reclassification of EBITDA as a result of the consolidation of Douglas Elliman (c)	13,804	—	—	—	13,804	18,359	13,554	923
Purchase accounting adjustments	1,013	407	367	239	—	—	—	—
Other, net	(4,519)	(234)	(2,577)	(1,486)	(222)	2	(76)	(52)
Pro-forma Adjusted EBITDA	$80,866	$19,337	$18,859	$9,315	$33,038	$17,616	$13,260	$1,087
Pro-forma Adjusted EBITDA attributed to non-controlling interest	(17,621)	(5,660)	(5,712)	(2,242)	(4,060)	(5,399)	(3,986)	(271)
Pro-forma Adjusted EBITDA attributed to New Valley LLC	$63,245	$13,677	$13,147	$7,073	$28,978	$12,217	$9,274	$816

Pro-forma Adjusted EBITDA by Segment
Real Estate (d)	$80,889	$19,369	$18,890	$9,330	$32,983	$17,447	$13,299	$1,137
Corporate and Other	(23)	(32)	(31)	(15)	55	169	(39)	(50)
Total (f)	$80,866	$19,337	$18,859	$9,315	$33,038	$17,616	$13,260	$1,087

Pro-forma Adjusted EBITDA Attributed to New Valley LLC by Segment
Real Estate (e)	$63,268	$13,709	$13,178	$7,088	$28,923	$12,048	$9,313	$866
Corporate and Other	(23)	(32)	(31)	(15)	55	169	(39)	(50)
Total (f)	$63,245	$13,677	$13,147	$7,073	$28,978	$12,217	$9,274	$816

a.
Amounts are derived from Vector Group Ltd.'s Consolidated Financial Statements. See Note entitled "Vector Group Ltd.'s Condensed Consolidating Financial Information" contained in Vector Group Ltd.'s Form 10-Q and 10-K for each respective period.

b.	Represents equity income recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

c.
Represents EBITDA of Douglas Elliman Realty, LLC for all periods prior to December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty, LLC in its financial statements.  The Company had previously accounted for its interest in Douglas Elliman Realty, LLC under the equity method, and operating income as well as depreciation and amortization expense from Douglas Elliman Realty, LLC, were not included in the Company's Adjusted EBITDA.

d.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC of $57,699 for the last twelve months ended September 30, 2014 and $20,749, $16,156, $7,625, $13,169, $18,395, $13,465 and $681 for the three months ended September 30, 2014, June 30, 2014,

March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC's entire Pro-forma Adjusted EBITDA.

e.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC, less non-controlling interest, of $40,730 for the last twelve months ended September 30, 2014 and $14,646, $11,404, $5,383, $9,297, $12,996, $9,479 and $610 for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively. Amounts reported in this footnote have adjusted Douglas Elliman Realty, LLC's Pro-forma Adjusted EBITDA for non-controlling interest.

f.
New Valley's Pro-forma Adjusted EBITDA does not include an allocation of Vector Group Ltd.'s "Corporate and Other" segment's expenses of $12,640 for the last twelve months ending September 30, 2014 and $1,565, $6,981, $4,169, $4,395, $2,875, $2,850 and $3,503 for the three months ended September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013 and March 31, 2013, respectively.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
COMPUTATION OF NEW VALLEY LLC PRO-FORMA ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)
Continued

	Year Ended December 31,
	2013	2012	2011	2010

Net income attributed to Vector Group Ltd. from subsidiary non-guarantors (a)	$59,422	$16,406	$12,917	$13,797
Interest expense (a)	14	23	32	41
Income tax expense (a)	40,740	11,403	8,829	9,197
Net income (loss) attributed to non-controlling interest (a)	(252)	—	—	—
Depreciation and amortization	2,421	414	326	298
EBITDA	$102,345	$28,246	$22,104	$23,333
Income from non-guarantors other than New Valley	131	—	—	—
Equity income from real estate ventures (b)	(22,925)	(29,764)	(19,966)	(23,963)
Gain on sale of townhomes	—	—	(3,843)	—
Gain on acquisition of Douglas Elliman	(60,842)	—	—	—
Reclassification of EBITDA as a result of the consolidation of Douglas Elliman (c)	46,640	31,558	30,991	44,778
Other, net	(348)	(136)	—	—
Pro-forma Adjusted EBITDA	$65,001	$29,904	$29,286	$44,148
Pro-forma Adjusted EBITDA attributed to non-controlling interest	(13,717)	(9,281)	(9,114)	(13,169)
Pro-forma Adjusted EBITDA attributed to New Valley LLC	$51,284	$20,623	$20,172	$30,979

Pro-forma Adjusted EBITDA by Segment
Real Estate (d)	$64,866	$29,959	$29,388	$44,445
Corporate and Other	135	(55)	(102)	(297)
Total (f)	$65,001	$29,904	$29,286	$44,148

Pro-forma Adjusted EBITDA Attributed to New Valley LLC by Segment
Real Estate (e)	$51,149	$20,678	$20,274	$31,276
Corporate and Other	135	(55)	(102)	(297)
Total (f)	$51,284	$20,623	$20,172	$30,979

a.
Amounts are derived from Vector Group Ltd.'s Consolidated Financial Statements. See Note entitled "Vector Group Ltd.'s Condensed Consolidating Financial Information" contained in Vector Group Ltd.'s Form 10-Q and 10-K for each respective period.

b.	Represents equity income recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

c.
Represents EBITDA of Douglas Elliman Realty, LLC for all periods prior to December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty, LLC in its financial statements.  The Company had previously accounted for its interest in Douglas Elliman Realty, LLC under the equity method, and operating income as well as depreciation and amortization expense from Douglas Elliman Realty, LLC, were not included in the Company's Adjusted EBITDA.

d.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC of $45,710, $30,910, $30,991 and $44,778 for the years ended December 31 2013, 2012, 2011, and 2010, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC's entire Pro-forma Adjusted EBITDA.

e.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC less non-controlling interest of $31,993, $21,629, $21,877 and $31,609 for the years ended December 31 2013, 2012, 2011, and 2010, respectively. Amounts reported in this footnote have adjusted Douglas Elliman Realty, LLC's Pro-forma Adjusted EBITDA for minority interest.

f.
New Valley's Pro-forma Adjusted EBITDA does not include an allocation of Vector Group Ltd.'s "Corporate and Other" segment's expenses of $13,623, $13,095, $15,007 and $13,227 for the years ended December 31 2013, 2012, 2011, and 2010, respectively.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
COMPUTATION OF DOUGLAS ELLIMAN REALTY, LLC PRO-FORMA ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	LTM	Nine Months Ended		Twelve Months Ended
	September 30,	September 30,		December 31,
	2014	2014	2013	2013

Net income attributed to Douglas Elliman Realty, LLC	$42,252	$33,732	$29,575	$38,095
Interest expense	77	37	(22)	18
Income tax expense	1,413	1,101	684	996
Depreciation and amortization	12,523	9,425	3,111	6,209
Douglas Elliman Realty, LLC EBITDA	$56,265	$44,295	$33,348	$45,318
Equity (income) loss from real estate ventures	(143)	(86)	—	(57)
Purchase accounting adjustments	4,053	2,696	—	1,357
Income from Douglas Elliman Florida LLC	(123)	—	(807)	(930)
Other, net	(2,353)	(2,375)	—	22
Douglas Elliman Realty, LLC Pro-forma Adjusted EBITDA	$57,699	$44,530	$32,541	$45,710